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                                                                    EXHIBIT 10.3


                 MANAGEMENT STOCK OPTION SUBSCRIPTION AGREEMENT


         This Management Stock Option Subscription Agreement (this "Agreement"), dated as of this ___ day of ____, ____, is made by and between BUCKEYE TECHNOLOGIES INC. (the "Company"), a Delaware corporation, and the management Employee of the Company whose name appears on the signature page hereof (hereinafter referred to as the "Optionee").

         WHEREAS, pursuant to the Amended and Restated 1995 Management Stock Option Plan of Buckeye Cellulose Corporation (the "Plan"), (the terms of which are hereby incorporated by reference), the Company intends to provide incentives to certain key management Employees of the Company by providing them with opportunities for ownership of shares of Common Stock; and

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (hereinafter referred to as the "Committee") appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the Optionee under the Plan and has advised the Company thereof and instructed the undersigned officers to issue said Option;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever the following terms are used in this Agreement, they shall have the meaning specified in the Plan or below unless the context clearly indicates to the contrary.

         1.1 -- Cause. "Cause" used in connection with the termination of employment of the Optionee shall mean a termination of employment of the Optionee by the Company or any of its Subsidiaries due to (i) the commission by the Optionee of a felony or other crime involving moral turpitude; (ii) intentional misconduct of Optionee as an employee of the Company which is likely to result in any significant injury to the Company; or (iii) the commission by the Optionee of any other act which amounts to gross negligence or reckless misconduct in the performance of Optionee's duties to the Company as such duties are determined, from time to time, in good faith by the Board.

         1.2 -- Change in Control. "Change in Control shall have the meaning given in Section 3.3.


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         1.3 -- Code.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         1.4 -- Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

         1.5 -- Exercise Price. "Exercise Price" shall mean the price per Option Share as set forth on the signature page hereof.

         1.6 -- Grant Date. "Grant Date" shall mean the date on which the Option provided for in this Agreement was granted.

         1.7 -- Management Shareholder. "Management Shareholder" shall mean (i) a Person who was both an employee and an officer of the Company on the date of the adoption of the Amended and Restated Plan on August 12, 1997, and (ii) the Permitted Transferees of such Persons.

         1.8 -- Option. "Option" shall mean any incentive or nonqualified stock option to purchase Common Stock of the Company granted under this Agreement. This Option is not intended to be an "incentive stock option" under Section 422 of the Code.

         1.9 -- Option Shares. "Option Shares" shall mean the number of shares of Common Stock for which this Option is granted as set forth upon the signature page hereof.

         1.10 -- Permanent Disability. "Permanent Disability" of the Optionee shall mean the inability of the Optionee to perform substantially all of his or her duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of more than six (6) months or (ii) at such earlier time as the Optionee submits satisfactory medical evidence that he or she has a permanent physical or mental disability or infirmity which will likely prevent him or her from returning to the performance of his or her work duties for more than six (6) months. The date of such Permanent Disability shall be on the last day of such six-month period or the day on which the Optionee submits such satisfactory medical evidence, as the case may be.

         1.11 -- Permitted Transferee. "Permitted Transferee" shall have the meaning given in Section 5.2(b).

         1.12 -- Person. "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust or unincorporated organization.

         1.13 -- Plan. "Plan" shall mean the Amended and Restated 1995 Management Stock Option Plan of Buckeye Technologies Inc.



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         1.14 -- Retirement. "Retirement" shall mean any voluntary termination of employment by the Optionee after having reached the age of sixty-two (62) years and after having completed at least five (5) years of continuous employment with the Company.


                                   ARTICLE II

                                 GRANT OF OPTION

         2.1 -- Grant of Option. For good and valuable consideration, on and as of the date hereof, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of the number of Option Shares set forth on the signature page hereof upon the terms and conditions set forth in this Agreement.

         2.2 -- Consideration to the Company. In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or service of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause.

         2.3 -- Adjustments in Option. Subject to Section 4.6 of the Plan, in the event that the outstanding shares of the Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company, or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate adjustment in the number and kind of shares of Option Shares. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of shares, quantities or prices) and with any necessary corresponding adjustment in the Exercise Price. No fractional shares shall be issued, and any fractional shares resulting from computations pursuant to Section 4.6 of the Plan shall be eliminated from the respective Options. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.



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         2.4 -- Tax Treatment.  The Option hereby granted is intended to be a
Nonqualified Stock Option.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

         3.1 -- General Rule. The Option will become exercisable as to the following percentages of the Option Shares on the following anniversaries of the Grant Date provided that the Optionee is then employed by the Company on such anniversary:

                First anniversary                           20%
                Second anniversary                          40%
                Third anniversary                           60%
                Fourth anniversary                          80%
                Fifth anniversary                          100%

         3.2 -- Death or Disability. Notwithstanding Section 3.1, the Option will become exercisable in full upon the death or Permanent Disability of the Optionee.

         3.3 -- Change in Control. Notwithstanding Section 3.1, unless the Optionee is terminated for Cause, the Option will become exercisable in full in the event of any voluntary or involuntary termination of the Optionee's employment occurring simultaneously with or at any time after any of the following events (a "Change in Control"):

         (a) the sale of more than fifty percent (50%) all of the assets of the Company (by value);

         (b) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Management Shareholders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than fifty percent (50%) of the total voting stock of the Company;

         (c) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any voting stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (i) any voting stock of the Company is reclassified or changed into or


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exchanged for nonredeemable voting stock of the surviving or transferee corporation and (ii) immediately after such transaction no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Management Shareholders, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than fifty percent (50%) of the total voting stock of the surviving or transferee corporation; or

         (d) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

         3.4 -- Optional Vesting and Accelerated Exercise. In the event a Change in Control appears likely to occur, the Committee may, in its sole and absolute discretion, send written notice to the Optionee at least ten (10) days prior to the contemplated date of any Change in Control specifying (a) that the Option will become exercisable in full on the date of the Change in Control, (b) that any portion or all of the Option which thereby becomes exercisable and any portion or all of the Option which was already exercisable will immediately thereafter expire on the same date and (c) that to prevent the lapse of the Option, the Optionee must exercise the Option no later than such date. Except as may otherwise be expressly provided in such written notice, any acceleration of the exercisability of the Option and any attempted exercise of the Option by the Optionee shall be null and void if the Change in Control does not occur within thirty (30) days of the date contemplated in the notice.

         3.5 -- Expiration of Option. Any portion of the Option which has become exercisable will nevertheless expire and will no longer be exercisable to any extent by anyone on the earliest to occur of the following events:

         (a)  The tenth anniversary of the Grant Date;

         (b) three (3) months after termination of employment, unless such termination is for Cause or results from Retirement, death or Permanent Disability;

         (c) two (2) years after termination of employment because of death or Permanent Disability;

         (d) five (5) years after the date of the Retirement of the Optionee;



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         (e) at the close of business on the date of the termination of the
Optionee's employment by the Company for Cause; and

         (f) if the Committee so determines and gives written notice as provided in Section 3.4, upon the effective date of any Change in Control.


                                   ARTICLE IV

                               EXERCISE OF OPTION

         4.1 -- Person Eligible to Exercise. Unless the Option is transferred pursuant to Section 5.2, then during the lifetime of the Optionee, only the Optionee or the Optionee's guardian or conservator may exercise the Option or any portion thereof, and after the death of the Optionee, any portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.5, be exercised by the Optionee's personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution. Any portion of the Option which is transferred pursuant to Section 5.2 may be exercised only by the transferee.

         4.2 -- Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.5; provided, however, that any partial exercise shall be for whole shares only.

         4.3 -- Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or his or her office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.5:

         (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

         (b) Full payment of the Exercise Price (as provided in Section 4.4) for the shares with respect to which such Option or portion thereof is exercised; and

         (c) Such representations and documents as the Committee deems reasonably necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations; and



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         (d) Full payment to the Company (as provided in Section 4.4) of all amounts, if any, which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

         (e) If the Option or portion thereof shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding the foregoing, the Optionee may give notice exercising the Option subject to the condition or conditions that any then contemplated Change in Control will actually occur and that the Option will become exercisable because of the Change in Control with respect to the Option Shares for which notice of exercise is given. In such an event, full payment of the Exercise Price with respect to all Option Shares need not be made until the date of the Change in Control.

         4.4 -- Payment. The Exercise Price and any tax withholding shall be payable in cash, by check, or by any combination thereof. Except as otherwise provided by the Committee before the Option is exercised: (i) all or a portion of the Exercise Price or any tax withholding may be paid by delivery of shares of Common Stock acceptable to the Committee and having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; and (ii) the Exercise Price or any tax withholding may be paid by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) to be acquired upon the exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

         4.5 -- Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of Common Stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the SEC or of any other governmental regulatory body, which the Committee shall, in its absolute discretion deem necessary or advisable;



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         (c) The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall determine to be necessary or advisable; and

         (d) The payment to the Company of all amounts, if any, which, under federal, state or local law, it is required to withhold upon exercise of the Option.

         4.6 -- Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company in the name of such holder. No adjustment shall be made for cash dividends for which the record date is prior to the date such stock certificate is issued.

         4.7 -- Issuance of Certificate; Legend. The stock certificate or certificates deliverable to the Optionee upon the exercise of the Option may, at the request of the Optionee at the time of exercise, be issued in his name alone or in his name and the name of another person as joint tenants with right of survivorship. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal, state or foreign securities laws or regulations, including, without limitation, placing legends on share certificates and issuing stock-transfer orders to transfer agents and registrars.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 -- Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. The Board of Directors of the Company in its absolute discretion may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

         5.2 -- Transferability Option. (a) Except as provided in Section 5.2(b), neither the Option nor any interest or right therein or part thereof shall be subject to disposition by transfer, alienation, anticipation, encumbrance or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.



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         (b) The Committee may, in its discretion, establish forms and procedures for the transfer of all or any portion of the Option by the Optionee to (i) Immediate Family Members (as defined hereinafter), (ii) a trust or trusts for the exclusive benefit of the Optionee and such Immediate Family Members, or
(iii) a partnership or limited liability company in which the Optionee and such Immediate Family Members are the only partners or members (collectively such Optionee's "Permitted Transferees"), provided that subsequent transfers shall be prohibited except in accordance with the laws of descent and distribution, or by will. Notification and approval of all such transfers shall be in the form specified by the Committee. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles IV and V hereof (other than this Section 5.2), the term "Optionee" shall be deemed to refer to the Permitted Transferee. Notwithstanding the foregoing, the Committee and the Company shall have no obligation to inform any Permitted Transferee of any expiration, termination, lapse or acceleration of any such Option and may give, notices required hereunder, if any, to the Optionee. The events of termination of employment of Article III hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods specified at
Article III hereof. As used in this Section 5.2(b) "Immediate Family Member" shall mean, with respect to the Optionee, his or her spouse, child, stepchild, grandchildren or other descendants, and shall include relationships arising from legal adoption.

         5.3 -- Shares of Common Stock to be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

         5.4 -- Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or when delivered by hand (whether by overnight courier or otherwise).

         5.5 -- Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.



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         5.6 -- Amendment. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

         5.7 -- Governing Law. The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of laws.

         5.8 -- Jurisdiction. Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Tennessee, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Optionee, in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Optionee hereby irrevocably waives any objections which he or she may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Tennessee, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Tennessee, and the Optionee hereby irrevocably waives any right which he or she may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.




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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                     BUCKEYE TECHNOLOGIES INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     No. of Option Shares:
                                                          ----------------------

                                     Exercise Price: $
                                                      --------------------------

                                     -------------------------------------------
                                                           , Optionee
                                     ----------------------

                                     Address:
                                             -----------------------------------

                                     -------------------------------------------


                                     Optionee's Taxpayer Identification Number:


                                     -------------------------------------------



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